Exhibit 99.1

ARTIST REPUBLIK, INC.
(Formerly Artist Republik, LLC)

FINANCIAL STATEMENTS

For the year ending December 31, 2020

Report of Independent Registered Public Accounting Firm

The Shareholder and the Board of Directors of:
Artist Republik, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Artist Republik, Inc. (the “Company”) as of December 31, 2020, the related consolidated statement of operations, changes in stockholder’s equity, and cash flows for the year ended December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the year ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, to the financial statements, the Company has a net loss and had net cash used in operations of $580,972 and $527,803, respectively, for the year ended December 31, 2020. The Company also had an accumulated deficit of $580,972 at December 31, 2020. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/S/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.
We have served as the Company’s auditor since 2021.
Boca Raton, Florida
March 17, 2022

ARTIST REPUBLIK, INC.

Balance Sheet

As of December 31, 2020

December 31, 2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$179,420
Total Current Assets	179,420

Property and equipment, net	4,383
Total Assets	$183,803

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$41,893
Deferred revenue	2,564
Current Liabilities	44,457

Convertible notes	100,000
Due to officer	4,070
Total Liabilities	148,527

Preferred stock, at no par value, 20,000 authorized,
Series A convertible preferred stock, 8,333 shares designated at no par value, 8,333 shares issued and outstanding at December 31, 2020 (liquidation value $50,000)	50,000
Series A-l convertible preferred stock, 3,449 shares designated at no par value, 3,449 shares issued and outstanding at December 31, 2020 (liquidation value $540,035)	540,035
Common stock, at no par value, 100,000 authorized, 18,765 shares issued and outstanding at December 31, 2020.	26,213
Accumulated deficit	(580,972)
Total Stockholders’ Equity	35,276

Total Liabilities and Stockholders’ Equity	$183,803

The accompanying notes are an integral part of these financial statements

ARTIST REPUBLIK, INC.

Statement of Operations

For the Year Ended December 31, 2020

For the Year Ended
December 31, 2020
REVENUE
Service revenue	$48,740
Royalty revenue	382
Total Revenue	49,122

OPERATING EXPENSES
General and administrative	440,227
Sales and marketing	168,159
Artist fees	27,906
Total Operating expenses	636,292

Loss from operations	(587,170)

OTHER INCOME / (LOSS)
Gain on foreign currency translation	66
Interest expense	(2,702)
Gain on debt extinguishment	8,834
Total Other income	6,198

Net loss	$(580,972)

NET LOSS PER COMMON SHARES
Basic and diluted	$(30.74)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted	18,900

The accompanying notes are an integral part of these financial statements

  ARTIST REPUBLIK, INC

Statement of Changes in Stockholders’ Equity

For the Year Ended December 31, 2020

	Series A		Series A - l		Common Stock		Accumulated	Total Stockholders’
	Shares Amount		Shares Amount		Shares Amount		Deficit	Equity
Balance at January 1, 2020	—	$—	—	$—	—	$—	$—	$—
Issuance of common stock	—	—	—	—	20,000	9,000	—	9,000
Series A preferred stock issued at $6.00	8,333	50,000	—	—	—	—	—	50,000
Series A-l preferred stock issued at $156.68	—	—	3,449	540,035	—	—	—	540,035
Stock for services	—	—	—	—	165	17,223	—	17,223
Stock redeemed	—	—	—	—	(1,400)	(10)	—	(10)
Net loss	—	—	—	—	—	—	(580,972)	(580,972)
Balance at December 31, 2020	8,333	$50,000	3,449	$540,035	18,765	$26,213	$(580,972)	$35,276

The accompanying notes are an integral part of these financial statements

ARTIST REPUBLIK, INC.

Statement of Cash Flows

For the Year Ended December 31, 2020

For the Year Ended
December 31, 2020

Net loss	$(580,972)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain on debt extinguishment	(8,834)
Depreciation and amortization	323
Stock issued for services	17,223
Change in operating assets and liabilities
Accounts payable and accrued expenses	41,893
Deferred revenue	2,564
NET CASH USED IN OPERATING ACTIVITIES	(527,803)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(4,706)
NET CASH USED IN INVESTING ACTIVITIES	(4,706)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of debt	8,834
Proceeds from issuance of convertible notes	100,000
Proceeds from related party loans	4,070
Proceeds from sale of preferred stock	590,035
Proceeds from sale of common stock	9,000
Payment due to common stock redemption	(10)
NET CASH PROVIDED BY FINANCING ACTIVITIES	711,929

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	179,420

CASH AND CASH EQUIVALENTS – beginning of year	-

CASH AND CASH EQUIVALENTS – end of year	$179,420

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements

ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 1 – Nature of Business and Significant Accounting Policies

Nature of Business

Artist Republik LLC was formed on November 29, 2019 in the state of Connecticut and was inactive until year 2020.

On April 1, 2020, Artist Republik, Inc. (the “Company” or “Artist Republik”) completed a corporate reorganization, where the Company converted from a Connecticut limited liability company to a Delaware corporation. Due to the conversion, the Company changed its name from Artist Republik, LLC to Artist Republik, Inc. The effect of the conversion has been reflected retroactively in these financial statements.

Artist Republik is an innovative, decentralized, music business-networking platform that allows independent music artists from around the world to take control of their own careers through networking, centralized resources, and A.I. based management tools. The Company offers an array of services, which includes FeaturedX, Elite Reviews, music mixing, and mastering, music distribution, purchasing premade beats and samples, social media growth and posting.

Basis of Accounting

The accompanying financial statements and accompanying notes have been prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). Consequently, revenues are recognized when earned and expenses are recognized when incurred regardless of timing of cash flows.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities, at the date of the financial statements, and the reported revenues and expenses during the reporting period. Although management believes the estimates that have been used are reasonable, actual results could vary from the estimates that were used. Significant estimates during the year include the valuation of stock issued for services and the valuation allowance on deferred tax assets.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a net loss and has net cash used in operations of $580,972 and $527,803, respectively, for the year ended December 31, 2020. The Company also had an accumulated deficit of $580,972 at December 31, 2020. These matters raise substantial doubt about the Company’s ability to continue as a going concern for a period of twelve months from the issuance date of this report. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Cash, Cash Equivalents and Credit Risk

For purposes of reporting cash flows, the Company considers all cash accounts that are not subject to withdrawal restrictions or penalties and have an original maturity of three months or less, as cash equivalents.

The Company had deposits in financial institutions that maintained Federal Deposit Insurance Corporation (FDIC) deposit insurance on all interest and non-interest bearing accounts collectively with aggregated coverage up to $250,000 per depositor. At times, balances held at each financial institution may exceed $250,000, which represents a credit risk to the Company. As of December 31, 2020, all deposits are maintained with high credit quality institutions and the Company has not experienced any losses in such accounts.

ACCOUNTS RECEIVABLE

Accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectability of specific customer accounts: customer credit worthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment terms. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required. Based on management’s assessment, the Company provides for estimated uncollectible amounts through a charge to operations and a credit to an allowance account. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance account and a credit to accounts receivable. There are no accounts receivable as of December 31, 2020.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are charged to operations. Depreciation and amortization are calculated using the straight-line method over estimated useful lives or lease term of the related assets, whichever is shorter.

Office Equipment	3 – 5 years
Computer Software	3 years
Computer Hardware	5 years

For assets sold or otherwise disposed of, the cost and related accumulated depreciation and amortization are removed from the accounts, and any related gain or loss is reflected in operations for the period.

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents are held with financial institutions that management believes to be of high credit standing. At times, such deposits may be in excess of the FDIC insurance limit.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Taxes. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company follows the provisions of Financial Account Standard Board (“FASB”) ASC 7410-10, “Uncertainty in Income Taxes”. Certain recognition thresholds must be met before a tax position is recognized in the financial statements. An entity may only recognize or continue to recognize tax positions that meet a “more-likely-than-not” threshold. The Company does not believe it has any uncertain tax position as of December 31, 2020 that would require either recognition or disclosure in the accompanying financial statements.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (ASC Topic 842) (“ASU 2016-02”), which requires lessees to recognize at the commencement date for all leases, with the exception of short-term leases, (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2016-02 was effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The ASU requires adoption using a modified retrospective transition approach with either (a) periods prior to the adoption date being recast or (b) a cumulative-effect adjustment recognized to the opening balance of retained earnings on the adoption date with prior periods not recast. As of December 31, 2020, the Company has no lease obligations greater than one year.

Revenue Recognition

Revenue is recognized when control of the promised goods or services is transferred to the customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. The Company determines revenue recognition through the following steps:

●	Identification of the contract, or contracts, with a customer:

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the Company satisfies a performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determine those that are distinct performance obligations.

Revenue is derived mainly from the services it provides in the music industry. For arrangements with multiple performance obligations, which represent promises within an arrangement that are capable of being distinct, the Company allocates revenue to all distinct performance obligations based on their relative stand-alone selling prices.

The Company has identified two main performance obligations including one time sales of specific services or information and subscription based services. Revenues related to one time sales are recognized at the point in time and the subscription based services are recognized ratably over the term of the service period.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Revenue Recognition (continued)

Deferred revenue is a contract liability that represents amounts billed to customers for services to be provided in future accounting periods. Deferred revenue is recognized in income as services are provided over the term of the contract. Deferred revenue of $2,564 at December 30, 2020 will be recognized in 2021.

Risks and Uncertainties

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic which continues to spread throughout the United States and the World.

The COVID-19 pandemic has disrupted economic activity worldwide. As of the date the financial statements were available to be issued, there is considerable uncertainty around the expected duration of the pandemic. The Company is monitoring the impact of the pandemic, which could result in material future changes to the Company’s financial position and results of operations.

Note 2 – Property and Equipment

Property and equipment consisted of the following at December 31, 2020:

Computer Equipment	$4,706

Less accumulated depreciation	(323)
$4,383

Depreciation expense was $323 for the year ended December 31, 2020.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 3 – Related Party Transactions

Due to Officer

From time to time, an officer of the Company will loan cash to the Company. As of December 31, 2020 the due to officer balance equaled $4,070, and the Company recognized interest expense of $35 for the year ended December 31, 2020.

Note 4 – Financing Arrangements

As of December 31, 2020 the Company only had one long term debt obligation, the Connecticut Innovations, Incorporate (“CIT”) Convertible Promissory Note for $100,000, issued in August 2020, which matures on August 12, 2022.

Connecticut Innovations, Incorporate (“CIT”)

The Company has a convertible promissory note with CIT of $100,000 dated August 12, 2020 which matures August 12, 2022 and which bears interest at 8.00% with a default rate of 15%. This note is subject to covenants and default provisions as defined in the note. Upon a change in control event and a default, the note holder may declare all amounts immediately due and payable, Further, if the Company changes its presence, as defined in the note, to outside the State of Connecticut, the note holder shall have the option to demand repayment of the note on two (2) times the principal amount, plus accrued and unpaid interest, The convertible promissory note is secured by a first priority security interest on all assets of the Company. The convertible promissory note requires the Company to meet certain nonfinancial covenants. The convertible promissory note can be converted into shares or units of the Company based on CIT discretion. The conversion will only occur when a qualified financing occurs and the note may be converted at the holder’s option to the same equity securities issued in the qualified financing but with a 75% discount. As of December 31, 2020, no qualified event was present. For the year ended December 31, 2020, the Company has incurred interest expense of $2,667.

PPP Loan

On August 2020, the Company entered into a loan with Cross River Bank as the lender in an aggregate principal amount of $8,834 (“PPP Loan”), pursuant to the Paycheck Protection Program (“PPP”) under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The PPP Loan is evidenced by a promissory note (“PPP Note”). Subject to the terms of the PPP Note, the PPP Loan bears interest at a fixed rate of one percent (1%) per annum, with the first six months of interest deferred, has an initial term of two years, and is unsecured and guaranteed by the Small Business Administration. The Company may apply to the lender for forgiveness of the PPP Loan, with the amount which may be forgiven equal to the sum of payroll costs, covered rent obligations, and covered utility payments incurred by the Company calculated in accordance with the terms of the CARES Act. The PPP Note provides for prepayment and customary events of default, including, among other things, cross-defaults on any other loan with the lender. The PPP Loan may be accelerated upon the occurrence of an event of default. As of December 31, 2020, the PPP Loan has been forgiven. The Company recognized a gain on the forgiveness of the PPP Loan, for $8,834 as gain on debt extinguishment, and included in other income in the statement of operations.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 5 – Income Taxes

A reconciliation of the difference between the income tax benefit computed at the federal statutory rate of 21%, and the provision for income taxes for the year ended December 31, 2020 are as follows:

2020
Computed tax benefit	$(122,004)
State taxes	250
Permanent differences	9,185
Change in valuation allowance	112,569
$-

The Company’s deferred tax assets as of December 31, 2020 were as follows:

2020
Deferred Tax Assets
Net operating losses	$(112,569)
Valuation allowance	112,569
$-

The Company has a net operating loss carryforward of approximately $537,000, which may be carried forward indefinitely subject to annual usage limitations. The Company has established a 100% valuation allowance against its net deferred tax assets as it is more likely than not they will not be able to utilize such deferred assets in the future.

Note 6 – Commitments and Contingencies

Legal contingencies

From time to time, the Company may be a defendant in pending or threatened legal proceedings arising in the normal course of its business. Management is not aware of any pending, threatened or asserted claims.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 7 – Common and Preferred stock

Plan of Conversion

In April 2020, the Company went through a Plan of Entity Conversion, where the Company converted from a Connecticut limited liability company (“LLC”) to a Delaware corporation. On the date of conversion, all members of the LLC received shares based on their percent ownership.

Common stock

The Company authorized 100,000 common shares with no par value. At inception in 2020, the Company issued 20,000 shares to founding shareholder for $9,000.

In May 2020, the Company issued 165 common shares as part of an employee’s compensation. The value of the shares issued was $25,835, based upon the value of the convertible Series A-1 preferred stock, and to be expensed over a one-year vesting period. Stock for services expense for 2020 was $17,223 and unamortized stock for services expense for 2020 was $8,612.

In May 2020, a stockholder redeemed 1,400 common stock, for $10.

Preferred stock

The Company authorized 20,000 preferred stock shares with no par value. The Company designated two series of preferred stock:

Series A - In April 2020, the Company issued 8,333 shares for $50,000. Each Series A Preferred Share is convertible at the holders option based on dividing the original issue price, of $6.00, by the conversion price, which was originally $6.00, as defined within the Series A corporation document. On all matters presented to the stockholders for action the holders of Series A Preferred stock shall be entitled to cast votes equal to the number of shares the holder would be entitled to if the Series A Preferred stock were converted at the date of record.

Series A-1 - In July 2020, the Company issued 3,449 shares for $540,035. Each Series A Preferred Share is convertible at the holders option based on dividing the original issue price, of $156.68, by the conversion price, which was originally $156.68, as defined within the Series A-1 corporation document. On all matters presented to the stockholders for action the holders of Series A-1 Preferred stock shall be entitled to cast votes equal to the number of shares the holder would be entitled to if the Series A Preferred stock were converted at the date of record.

  ARTIST REPUBLIK, INC.

Notes to the Financial Statements

For the Year Ended December 31, 2020

Note 8 – Subsequent Events

The Company has evaluated subsequent events through March 17, 2022, the date these financial statements were available to be issued.

On October 21, 2021 the Company signed a non-binding Letter of Intent with Friendable, Inc. (“Friendable”), were Friendable will acquire all of the assets of the Company in consideration for the issuance of common stock of Friendable equal to 37% of the common stock issued and outstanding. The transaction closed in January 2022.

In 2021, the Company executed convertible promissory notes with multiple holders of the debt and received cash proceeds of $1,235,000. The note bears interest at 8.00% and matures in January 2023. The convertible promissory notes are secured by a first priority security interest on all assets of the Company. The convertible promissory note requires the Company to meet certain nonfinancial covenants. The convertible promissory note can be converted into shares or units of the Company based on holders’ discretion. The conversion may occur if the Company closes a qualified funding within 120 days after the closing at the same terms and conditions as other purchasers of the equity securities, provided that such conversion shall be at a price per share equal to the lesser of (i) the lowest price per share of the financing multiplied by an 85% discount and (ii) the quotient resulting by dividing (x) the valuation cap by (y) the fully diluted capitalization immediately prior to the closing. The conversion will only occur when a qualified event occurs.

ARTIST REPUBLIK, INC.
(Formerly Artist Republik, LLC)

FINANCIAL STATEMENTS

For the period ending September 30, 2021

ARTIST REPUBLIK, INC.

CONTENTS

ARTIST REPUBLIK, INC.

BALANCE SHEETS

(Unaudited)

	September 30, 2021	December 31, 2020
	(Unaudited)
assets
CURRENT ASSETS
Cash and cash equivalents	$206,661	$179,420
Prepaid and other assets	24,527	-
Total Current Assets	231,188	179,420

Property and equipment, net	13,304	4,383
Total Assets	$244,492	$183,803

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$194,185	$41,893
Convertible notes	100,000	-
Deferred revenue	30,588	2,564
Current Liabilities	324,773	44,457

Convertible notes	1,235,000	100,000
Due to officer	4,074	4,070
Total Liabilities	1,563,847	148,527

Preferred stock, at no par value, 20,000 authorized,	-	-
Series A convertible preferred stock, 8,333 shares designated at no par value, 8,333 shares issued and outstanding at September 30, 2021 and 2020 (liquidation value of $50,000)	50,000	50,000
Series A-l convertible preferred stock, 3,449 shares designated at no par value, 3,449 shares issued and outstanding at September 30, 2021 and 2020 (liquidation value of $540,035)	540,035	540,035
Common stock, at no par value, 100,000 authorized, 18,765 shares issued and outstanding at September 30, 2021 and 2020.	35,053	26,213
Accumulated deficit	(1,944,443)	(580,972)
Total Stockholders’ Equity	(1,319,355)	35,276

Total Liabilities and Stockholders’ Equity	$244,492	$183,803

The accompanying notes are an integral part of these consolidated financial statements.

3

ARTIST REPUBLIK, INC.

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ending		For the Nine Months Ending
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
REVENUE
Service revenue	$170,465	$9,492	$415,559	$16,606
Total Revenue	170,465	9,492	415,559	16,606

OPERATING EXPENSES
General and administrative	353,140	151,206	933,570	266,610
Sales and marketing	51,073	53,036	439,241	69,949
Artist fees	109,466	6,045	332,834	11,524
Royalty payments	-	-	2,823	-
Total Operating expenses	513,679	210,287	1,708,468	348,083

Loss from operations	(343,214)	(200,795)	(1,292,909)	(331,477)

OTHER LOSS
Gain on foreign currency translation	(39)	10	4	12
Interest expense	(26,909)	(676)	(70,668)	(693)
Interest income	45	-	102	-
Total Other loss	(26,903)	(666)	(70,562)	(681)

Net loss	$(370,117)	$(201,461)	$(1,363,471)	$(332,158)

NET LOSS PER COMMON SHARE
Basic and diluted	(19.72)	(10.74)	(72.66)	(17.51)

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING
Basic and diluted	18,765	18,765	18,765	18,969

The accompanying notes are an integral part of these consolidated financial statements.

4

ARTIST REPUBLIK, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

For the Three and Nine Months Ending September 30, 2021 and 2020 (Unaudited)

	Series A		Series A - 1		Common Stock		Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Deficit	Equity
Balance at January 1, 2020	—	$—	—	$—	—	$—	$—	$—
Issuance of common stock	—	—	—	—	20,000	9,000	—	9,000
Series A preferred stock issued at $6.00	8,333	50,000	—	—	—	—	—	50,000
Series A-l preferred stock issued at $156.68	—	—	2,491	390,035	—	—	—	—
Stock for services	—	—	—	—	165	17,223	—	17,223
Stock redeemed	—	—	—	—	(1,400)	(10)	—	(10)
Net loss	—	—	—	—	—	—	(130,697)	(130,697)
Balance at June 30, 2020	8,333	50,000	2,491	390,035	18,765	26,213	(130,697)	(117,401)
Series A-l preferred stock issued at $156.68	—	—	958	150,000	—	6,459	—	6,459
Net loss	—	—	—	—	—	—	(201,461)	(201,461)
Balance at September 30, 2020	8,333	$50,000	3,449	$540,035	18,765	$19,755	$(332,158)	$(312,403)

Balance at January 1, 2021	8,333	$50,000	3,449	$540,035	18,765	$26,213	$(580,972)	$35,276
Stock redeemed	—	—	—	—	—	8,742	—	8,742
Net loss	—	—	—	—	—	—	(993,354)	(993,354)
Balance at June 30, 2021	8,333	50,000	3,449	540,035	18,765	34,955	(1,574,326)	(949,336)
Stock redeemed	—	—	—	—	—	98	—	98
Net loss	—	—	—	—	—	—	(370,117)	(370,116)
Balance at September 30, 2021	8,333	$50,000	3,449	$540,035	18,765	$35,053	$(1,944,443)	$(1,319,354)

The accompanying notes are an integral part of these consolidated financial statements.

5

ARTIST REPUBLIK, INC.

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ending
	September 30, 2021	September 30, 2020
Net loss	$(1,363,471)	$(332,158)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,448	110
Stock issued for services	8,840	10,765
Change in operating assets and liabilities
Prepaid and other current assets	(24,528)	-
Accounts payable and accrued expenses	152,293	26,127
Deferred revenue	28,024	-
NET CASH USED IN OPERATING ACTIVITIES	(1,197,394)	(295,156)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(10,369)	(3,316)
NET CASH USED IN INVESTING ACTIVITIES	(10,369)	(3,316)

CASH ROWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of debt	-	8,834
Proceeds from issuance of convertible notes	1,235,000	100,000
Proceeds from related party loans	4	4,065
Proceeds from sale of preferred stock	-	590,035
Proceeds from sale of common stock	-	9,000
Payment due to common stock redemption	-	(10)
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,235,004	711,924

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	27,241	413,452

CASH AND CASH EQUIVALENTS - beginning of year	179,420	-

CASH AND CASH EQUIVALENTS - end of year	$206,661	$413,452

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

6

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 1 – Nature of Business and Significant Accounting Policies

Nature of Business

Artist Republik LLC was formed on November 29, 2019 in the state of Connecticut and was inactive until year 2020.

On April 1, 2020, Artist Republik, Inc. (the “Company” or “Artist Republik”) completed a corporate reorganization, where the Company converted from a Connecticut limited liability company to a Delaware corporation. Due to the conversion, the Company changed its name from Artist Republik, LLC to Artist Republik, Inc. The effect of the conversion has been reflected retroactively in these financial statements.

Artist Republik is an innovative, decentralized, music business-networking platform that allows independent music artists from around the world to take control of their own careers through networking, centralized resources, and A.I. based management tools. The Company offers an array of services, which includes FeaturedX, Elite Reviews, music mixing, and mastering, music distribution, purchasing premade beats and samples, social media growth and posting.

Basis of Accounting

The accompanying financial statements and accompanying notes have been prepared in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). Consequently, revenues are recognized when earned and expenses are recognized when incurred regardless of timing of cash flows.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities, at the date of the financial statements, and the reported revenues and expenses during the reporting period. Although management believes the estimates that have been used are reasonable, actual results could vary from the estimates that were used. Significant estimates during the year include the valuation of stocks issued for services and the valuation allowance on deferred tax assets.

Cash, Cash Equivalents and Credit Risk

For purposes of reporting cash flows, the Company considers all cash accounts that are not subject to withdrawal restrictions or penalties and have an original maturity of three months or less, as cash equivalents.

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ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Cash, Cash Equivalents and Credit Risk (continued)

The Company had deposits in financial institutions that maintained Federal Deposit Insurance Corporation (FDIC) deposit insurance on all interest and non-interest bearing accounts collectively with aggregated coverage up to $250,000 per depositor. At times, balances held at each financial institution may exceed $250,000, which represents a credit risk to the Company. As of September 30, 2021 and December 31, 2020, all deposits are maintained with high credit quality institutions and the Company has not experienced any losses in such accounts.

Accounts Receivable

Accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectability of specific customer accounts: customer credit worthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment terms. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required. Based on management’s assessment, the Company provides for estimated uncollectible amounts through a charge to operations and a credit to an allowance account. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance account and a credit to accounts receivable. There are no accounts receivable as of September 30, 2021 and December 31, 2020.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are charged to operations. Depreciation and amortization are calculated using the straight-line method over estimated useful lives or lease term of the related assets, whichever is shorter.

Office Equipment	3 – 5 years
Computer Software	3 years
Computer Hardware	5 years

For assets sold or otherwise disposed of, the cost and related accumulated depreciation and amortization are removed from the accounts, and any related gain or loss is reflected in operations for the period.

8

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company’s cash and cash equivalents are held with financial institutions that management believes to be of high credit standing. At times, such deposits may be in excess of the FDIC insurance limit.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Taxes. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company follows the provisions of Financial Account Standard Board (“FASB”) ASC 7410-10, “Uncertainty in Income Taxes”. Certain recognition thresholds must be met before a tax position is recognized in the financial statements. An entity may only recognize or continue to recognize tax positions that meet a “more-likely-than-not” threshold. The Company does not believe it has any uncertain tax position as of September 30, 2021 and December 31, 2020 that would require either recognition or disclosure in the accompanying financial statements.

9

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Revenue Recognition

Revenue is recognized when control of the promised goods or services is transferred to the customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. The Company determines revenue recognition through the following steps:

●	Identification of the contract, or contracts, with a customer:

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the Company satisfies a performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, the Company assesses the goods or services promised within each contract and determine those that are distinct performance obligations.

Revenue is derived mainly from the services it provides in the music industry. For arrangements with multiple performance obligations, which represent promises within an arrangement that are capable of being distinct, the Company allocates revenue to all distinct performance obligations based on their relative stand-alone selling prices.

The Company has identified two main performance obligations including one time sales of specific services or information and subscription based services. Revenues related to one time sales are recognized at the point in time and the subscription based services are recognized ratably over the term of the service period.

Deferred revenue is a contract liability that represents amounts billed to customers for services to be provided in future accounting periods. Deferred revenue is recognized in income as services are provided over the term of the contract. Deferred revenue of $30,588 at September 30, 2021 will be recognized in 2021 and 2022. Deferred revenue of $2,564 at December 31, 2020 will be recognized in 2021.

10

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 1 – Nature of Business and Significant Accounting Policies (Continued)

Risks and Uncertainties

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic which continues to spread throughout the United States and the World.

The COVID-19 pandemic has disrupted economic activity worldwide. As of the date the financial statements were available to be issued, there is considerable uncertainty around the expected duration of the pandemic. The Company is monitoring the impact of the pandemic, which could result in material future changes to the Company’s financial position and results of operations.

Note 2 – Property and Equipment

Property and equipment consisted of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020
Computer Equipment	$15,075	$4,706

Less accumulated depreciation and amortization	(1,772)	(323)
	$13,304	$4,383

Depreciation expense was $731 and $110 for the three months ended September 30, 2021 and 2020. Depreciation expense was $1,448 and $110 for the nine months ended September 30, 2021 and 2020.

11

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 3 – Related Party Transactions

Due to Officer

From time to time, an officer of the Company will loan cash to the Company. As of September 30, 2021 and December 31, 2020, the due to officer balance equaled $4,074 and $4,070. Interest expense equaled $3 and $9 for the three months ended September 30, 2021 and 2020. Interest expense was $4 and $26 for the nine months ended September 30, 2021 and 2020.

Note 4 – Financing Arrangements

As of September 30, 2021, the Company held two-debt obligation:

Connecticut Innovations, Incorporate (“CIT”)

The Company has a convertible promissory note with CIT of $100,000 dated August 12, 2020 which matures August 12, 2022 and which bears interest at 8.00% with a default rate of 15%. This note is subject to covenants and default provisions as defined in the note. Upon a change in control event and a default, the note holder may declare all amounts immediately due and payable, Further, if the Company changes its presence, as defined in the note, to outside the State of Connecticut, the note holder shall have the option to demand repayment of the note on two (2) times the principal amount, plus accrued and unpaid interest, The convertible promissory note is secured by a first priority security interest on all assets of the Company. The convertible promissory note requires the Company to meet certain nonfinancial covenants. The convertible promissory note can be converted into shares or units of the Company based on CIT discretion. The conversion will only occur when a qualified financing occurs and the note may be converted at the holder’s option to the same equity securities issued in the qualified financing but with a 75% discount.. As of September 30, 2021, no qualified event was present. For the three months ended September 30, 2021 and 2020, the Company has incurred interest expense of $2,000 and $667. For the nine months ended September 30, 2021 and 2020, the Company has incurred interest expense of $6,000 and $667.

Multi-Holders

The Company has a convertible promissory note with multiple holders of the debt. The convertible promissory note equals $1,235,000, and bears interest at 8.00% and matures in January 2023. The convertible promissory notes are secured by a first priority security interest on all assets of the Company. The convertible promissory note requires the Company to meet certain nonfinancial covenants. The convertible promissory note can be converted into shares or units of the Company based on holders’ discretion. The conversion may occur if the Company closes a qualified funding within 120 days after the closing at the same terms and conditions as other purchasers of the equity securities, provided that such conversion shall be at a price per share equal to the lesser of (i) the lowest price per share of the financing multiplied by an 85% discount and (ii) the quotient resulting by dividing (x) the valuation cap by (y) the fully diluted capitalization immediately prior to the closing. The conversion will only occur when a qualified event occurs. As of September 30, 2021, no event was present. For the three months ended September 30, 2021, the Company has incurred interest expense of $24,903. For the nine months ended September 30, 2021, the Company has incurred interest expense of $64,664.

12

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 4 – Financing Arrangements (continued)

Paycheck Protection Program Loan

On August 2020, the Company entered into a loan with Cross River Bank as the lender in an aggregate principal amount of $8,834 (“PPP Loan”), pursuant to the Paycheck Protection Program (“PPP”) under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The PPP Loan is evidenced by a promissory note (“PPP Note”). Subject to the terms of the PPP Note, the PPP Loan bears interest at a fixed rate of one percent (1%) per annum, with the first six months of interest deferred, has an initial term of two years, and is unsecured and guaranteed by the Small Business Administration. The Company may apply to the lender for forgiveness of the PPP Loan, with the amount which may be forgiven equal to the sum of payroll costs, covered rent obligations, and covered utility payments incurred by the Company calculated in accordance with the terms of the CARES Act. The PPP Note provides for prepayment and customary events of default, including, among other things, cross-defaults on any other loan with the lender. The PPP Loan may be accelerated upon the occurrence of an event of default. As of December 31, 2020, the PPP Loan has been forgiven.

Note 5 – Commitments and Contingencies

Legal contingencies

From time to time, the Company may be a defendant in pending or threatened legal proceedings arising in the normal course of its business. Management is not aware of any pending, threatened or asserted claims.

Note 6 – Common and Preferred stock

Plan of Conversion

In April 2020, the Company went through a Plan of Entity Conversion, where the Company converted from a Connecticut limited liability company (“LLC”) to a Delaware corporation. On the date of conversion, all members of the LLC received shares based on their percent ownership.

Common stock

The Company authorized 100,000 common shares with no par value. At inception in 2020, the Company issued 20,000 shares to founding shareholder for $9,000.

13

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 6 – Common and Preferred stock (continued)

Common stock (continued)

In May 2020, the Company issued 165 common stock as part of an employee’s compensation. The value of the shares issued was $25,835, based upon the value of the convertible Series A-1 preferred stock, and to be expensed over a one-year vesting period.

In May 2020, a stockholder redeemed 1,400 common stock, for $10.

In March 2021, the Company authorized 10 shares as part of an employee’s compensation. The employee will receive the shares over a four year vesting period. The value of the shares issued was $1,556, based upon the value of the convertible Series A-1 preferred stock, and to be expensed over a four-year vesting period. As of September 30, 2021, no shares were issued.

Stock for services expense for the three months ended September 30, 2021 and 2020 was $98 and $6459. Stock for services expense for the nine months ended September 30, 2021 and 2020 was $8,840 and $10,765. The unamortized stock for services expense for 2021 was $1,337.

Preferred stock

The Company authorized 20,000 preferred stock shares with no par value. The Company designated two series of preferred stock:

Series A - In April 2020, the Company issued 8,333 shares for $50,000. Each Series A Preferred Share is convertible at the holders option based on dividing the original issue price, of $6.00, by the conversion price, which was originally $6.00, as defined within the Series A corporation document. On all matters presented to the stockholders for action the holders of Series A Preferred stock shall be entitled to cast votes equal to the number of shares the holder would be entitled to if the Series A Preferred stock were converted at the date of record.

Series A-1 - In July 2020, the Company issued 3,449 shares for $540,035. Each Series A Preferred Share is convertible at the holders option based on dividing the original issue price, of $156.68, by the conversion price, which was originally $156.68, as defined within the Series A-1 corporation document. On all matters presented to the stockholders for action the holders of Series A-1 Preferred stock shall be entitled to cast votes equal to the number of shares the holder would be entitled to if the Series A Preferred stock were converted at the date of record.

14

ARTIST REPUBLIK, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 and 2020
(Unaudited)

Note 7 – Subsequent Events

The Company has evaluated subsequent events through March 17, 2022, the date these financial statements were available to be issued.

On October 21, 2021 the Company signed a non-binding Letter of Intent with Friendable, Inc. (“Friendable”), were Friendable will acquire all of the assets of the Company in consideration for the issuance of common stock of Friendable equal to 37% of the common stock issued and outstanding. The transaction closed in January, 2022.

15